GOLDMAN SACHS TRUST

Class R6 Shares of the

Goldman Sachs Financial Square Government Fund

(the “Fund”)

Supplement dated February 21, 2018 to the

Prospectus dated December 29, 2017

At its meeting held on February 15, 2018, the Board of Trustees of Goldman Sachs Trust approved a reduction to the Fund’s contractual management fee rate, as outlined below.

Current Fee	Reduced Fee
0.205%	0.16%

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnote in the “Summary—Fees and Expenses of the Fund” section of the Prospectus:

Government Fund
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.16%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.18%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.

The following replaces in its entirety the “Summary—Expense Example” section of the Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$18	$58	$101	$230

The following replaces in its entirety the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):

Financial Square Funds	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended August 31, 2017*,**
Government	0.16%	0.16%

*	The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
**	Prior to February 16, 2018, the contractual management fee rate was 0.205% of the Fund’s average daily net assets.

The Investment Adviser may waive a portion of its management fees from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangement in place. Due to the current low yield environment, the Investment Adviser may voluntarily waive a portion of its management fees, and these waivers may exceed what is stipulated in any fee waiver arrangements. These temporary waivers may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval.

The Investment Adviser has agreed to reduce or limit the Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.014% of the Fund’s average daily net assets through at least December 29, 2018, and prior to such date the Investment Adviser may not terminate this expense limitation arrangement without the approval of the Board of Trustees. The expense limitation arrangement may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” or “Total Annual Fund Operating Expenses” (as applicable) may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Fund in 2017 is available in the Fund’s Annual Report dated August 31, 2017.

This Supplement should be retained with your Prospectus for future reference.

MMFR6FEESCHG 02-18